UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2005

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)

130 Waverly Street

Cambridge, Massachusetts  02139

(Address of principal executive offices) (Zip Code)

(617) 444-6100

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 10, 2005, Vertex Pharmaceuticals Incorporated (the “Company”) issued a press release that announced interim results indicating that the Company’s investigational oral hepatitis C virus (“HCV”) protease inhibitor, VX-950, was well-tolerated and demonstrated potent antiviral activity in a Phase Ib clinical trial.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 17, 2005, the Company issued a press release that described the results of the Phase Ib clinical trial in further detail.  A copy of that press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

                (c)  Exhibits

Exhibit	Description of Document

99.1

Press Release of Vertex Pharmaceuticals Incorporated, dated May 10, 2005, titled “Vertex Pharmaceuticals Reports that VX-950, an Investigational Oral Hepatitis C Protease Inhibitor, Displays Potent Antiviral Activity in Early Clinical Study”.

99.2

Press Release of Vertex Pharmaceuticals Incorporated, dated May 17, 2005, titled “Vertex Pharmaceuticals Reports that Oral Hepatitis C Protease Inhibitor, VX-950, Dramatically Reduces Viral Levels in Phase Ib Clinical Study”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED (Registrant)

Date: May 20, 2005	/s/ Kenneth S. Boger
Kenneth S. Boger Senior Vice President and General Counsel